Exhibit 99.4

WARRANT TO PURCHASE COMMON STOCK

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

WARRANT TO PURCHASE COMMON STOCK

Number of Shares:	«Shares» shares

Warrant Price Per Share:	$2.99

Issuance Date:	June 21, 2004

Expiration Date:	June 20, 2009

THIS WARRANT CERTIFIES THAT for value received, «Holder» or its registered assigns (hereinafter called the “Holder”) is entitled to purchase from Irvine Sensors Corporation, a Delaware corporation (hereinafter called the “Company”), the above referenced number of fully paid and nonassessable shares (the “Shares”) of the Company’s common stock (the “Common Stock”), at the Warrant Price per Share referenced above (the “Warrant Price”). The Warrant Price and the number of shares purchasable upon exercise of this Warrant referenced above are subject to adjustment from time to time as described herein. This Warrant is issued in connection with that certain Securities Purchase Agreement dated as of June 18, 2004, by and between the Company and purchasers thereto (the “Securities Purchase Agreement”) whereby the Holder purchased shares of the Company’s Common Stock. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions contained herein. Capitalized terms that are used and not defined in this Warrant that are defined in the Securities Purchase Agreement shall have the respective definitions set forth in the Securities Purchase Agreement.

1.	Term and Exercise.

1.1	Term. This Warrant is exercisable in whole or in part (but not as to any fractional share of Common Stock), from time to time at any time after the Issuance Date and prior to 5:00 p.m. (Pacific time) on the Expiration Date set forth above.

1.2	Warrant Price.

The Warrant shall be exercisable at the Warrant Price.

1.3	Number of Warrant Shares

The maximum number of Shares of Common Stock exercisable pursuant to this Warrant is «Shares», subject to adjustment from time to time as described herein.

1.4 Procedure for Exercise of Warrant. Holder may exercise this Warrant by delivering the following to the Company to its address for notice set forth in Section 5.1 hereof: (a) an executed Notice of Exercise in substantially the form attached as Schedule A (which in any event must contain the representations and warranties set forth therein), (b) payment of the Warrant Price then in effect for each of the Shares being purchased, as designated in the Notice of Exercise, and (c) a fax of this Warrant (the date on which the foregoing are delivered, a “Date of Exercise”). Holder shall deliver the original Warrant to the Company no later than one Trading Day following the Date of Exercise, provided, that such action is not a condition to determining the Date of Exercise, as long as it is delivered within two (2) Trading Days of the delivery of the facsimile Exercise Notice. Payment of the Warrant Price may be in cash, certified or official bank check payable to the order of the Company, or wire transfer of funds to the Company’s account (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased. Notwithstanding any provisions herein to the contrary, if the Current Market Price (as defined below) is greater than the Warrant Price as of the day of exercise, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of the “spread” on the Shares (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company in accordance with Section 5.1, together with the Notice of Exercise, in which event the Company shall issue to the Holder hereof a number of shares of Common Stock computed using the following formula:

X = Y x (CMP-WP)
CMP

Where:	X	=	the number of shares of Common Stock to be issued to the Holder pursuant to this net exercise

	Y	=	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, that portion of the Warrant requested to be exercised

	CMP	=	the Current Market Price (as of the date of such calculation) of one share of Common Stock

	WP	=	the Warrant Price (as adjusted as of the date of such calculation)

For purposes of this Warrant, the “Current Market Price” of one share of the Company’s Common Stock as of a particular date shall be determined as follows: (a) if traded on a national securities exchange or through the Nasdaq SmallCap Market, the Current Market Price shall be deemed to be the volume weighted average trading price of the Common Stock on such exchange as of five business days immediately prior to the date of exercise indicated in the Notice of Exercise (or if no reported sales took place on such day, the last date on which any such sales took place prior to the date of exercise); (b) if traded over-the-counter but not on the Nasdaq SmallCap Market, the Current Market Price shall be deemed to be the average of the closing bid and asked prices as of five business days immediately prior to the date of exercise indicated in the Notice of Exercise; and (c) if there is no active public market, the Current Market Price shall be the fair market value of the Common Stock as of the date of exercise, as determined in good faith by the Board of Directors of the Company; provided that such five trading day period shall be extended by the number of trading days during such period on which trading in the Company’s Common Stock is suspended, by, or not traded on the Nasdaq SmallCap Stock Market or a subsequent market on which the Common Stock is then listed.

1.5	Delivery of Certificate and New Warrant.

(a) In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or such other name or names as may be designated by the Holder, together with any other securities or other property which the Holder is entitled to receive upon exercise of this Warrant, shall be delivered to the Holder hereof, at the Company’s expense, within three Trading Days after the applicable Date of Exercise; and, unless this Warrant has expired, a new Warrant representing the number of Shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price was received by the Company, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is on a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such Shares at the close of business on the next succeeding date on which the stock transfer books are open.

(b) If by the fifth Trading Day after a Date of Exercise the Company fails to deliver the Warrant Shares which the Holder is entitled to receive upon exercise of this Warrant in the manner required pursuant to Section 1.5(a), then the Holder will have the right to rescind such exercise.

(c) If by the fifth Trading Day after a Date of Exercise the Company fails to deliver the Warrant Shares which the Holder is entitled to receive upon exercise of this Warrant in the manner required pursuant to Section 1.5(a), and if after such fifth Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock purchased in the Buy-In exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (2) the Warrant Price. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

1.6 Restrictive Legend. Each certificate for Shares shall bear a restrictive legend in substantially the form as follows, together with any additional legend required by (a) any applicable state securities laws and (b) any securities exchange upon which such Shares may, at the time of such exercise, be listed):

“These securities have not been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, may not be offered or sold except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in accordance with applicable state securities laws as evidenced by a legal opinion of counsel to the transferor to such effect, the substance of which shall be reasonably acceptable to the company. These securities may be pledged in connection with a bona fide margin account secured by such securities.”

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel for the Holder thereof (which counsel shall be reasonably satisfactory to counsel for the Company), the securities represented thereby are not, at such time, required by law to bear such legend.

1.7 Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying to Holder an amount computed by multiplying the fractional interest by the Current Market Price of a full Share.

2.	Representations, Warranties and Covenants.

2.1	Representations and Warranties.

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all necessary power and authority to perform its obligations under this Warrant;

(b) The execution, delivery and performance of this Warrant has been duly authorized by all necessary actions on the part of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; and

(c) This Warrant does not violate and is not in conflict with any of the provisions of the Company’s Certificate of Incorporation, Certificates of Designation, Bylaws and any resolutions of the Company’s Board of Directors or stockholders, or any agreement of the Company, and no event has occurred and no condition or circumstance exists that might (with or without notice or lapse of time) constitute or result directly or indirectly in such a violation or conflict.

2.2 Issuance of Shares. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise in full of the rights represented by this Warrant. If at any time the number of authorized but unissued shares of Common Stock of the Company shall not be sufficient to effect the exercise of the Warrant in full, then the Company will take all such corporate action as may, in the opinion of counsel to the Company, be necessary or advisable to increase the number of its authorized shares of Common Stock as shall be sufficient to permit the exercise of the Warrant in full, including without limitation, using its best efforts to obtain any necessary stockholder approval of such increase. The Company further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange or the Nasdaq Stock Market, the Company will, if permitted by the rules of such exchange or market, list and keep listed on such exchange or market, upon official notice of issuance, all shares of such Common Stock issuable upon exercise of this Warrant.

2.3 Compliance with Securities Laws: The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Shares to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell, or otherwise dispose of this Warrant or the Shares to be issued upon exercise hereof or conversion thereof except under circumstances that will not result in a violation of the Securities Act, or any state securities laws. Holder understands that neither this Warrant nor the Shares have been registered under the Act, and therefore they may not be sold, assigned or transferred unless (i) a registration statement under the Act is in effect with respect thereto or (ii) an exemption from registration is found to be available to the satisfaction of the Company. Subject to the foregoing, nothing contained herein shall be deemed a representation or warranty by such Holder to hold the Warrant or the Shares to be issued upon exercise hereof for any period of time.

3.	Other Adjustments.

3.1 Subdivision or Combination of Shares. In case the Company shall at any time subdivide its outstanding Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Shares obtainable upon exercise of this Warrant shall be proportionately increased. Conversely, in case the outstanding Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased and the number of Shares obtainable upon exercise of this Warrant shall be proportionately decreased.

3.2 Dividends in Common Stock, Other Stock or Property. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor:

(a) Common Stock, options or any shares or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

(b) any cash paid or payable other than as a regular cash dividend; or

(c) Common Stock or additional shares or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (other than Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3.1 above) and additional shares, other securities or property issued in connection with a Change (as defined below) (which shall be covered by the terms of Section 3.3 below), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) above and this clause (c)) which such Holder would hold on the date of such exercise had such Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

3.3 Reorganization, Reclassification, Consolidation, Merger or Sale. If any recapitalization, reclassification or reorganization of the share capital of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its shares and/or assets or other transaction (including, without limitation, a sale of substantially all of its assets followed by a liquidation) shall be effected in such a way that holders of Common Stock shall be entitled to receive shares, securities or other assets or property (a “Change”), then, as a condition of such Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares, securities or other assets or property as may be issued or payable with respect to or in exchange for the number of outstanding Common Stock which such Holder would have been entitled to receive had such Holder exercised this Warrant immediately prior to the consummation of such Change. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to give effect to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 3.3 shall similarly apply to successive Changes.

3.4	Subsequent Equity Sales.

(a) If the Company or any subsidiary thereof, as applicable with respect to Common Stock Equivalents (as defined below), at any time while this Warrant is outstanding, shall issue any securities of the Company or any subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or any other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock (“Common Stock Equivalents”) entitling any person to acquire shares of Common Stock, at a price per share less than the Warrant Price (a “Trigger Issuance”) (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Warrant Price, such issuance shall be deemed to have occurred for less than the Warrant Price and be deemed a Trigger Issuance), then the Warrant Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the Trigger Issuance plus the number of shares of Common Stock which the aggregate purchase price to be paid for such shares of Common Stock or Common Stock Equivalents issued or issuable in the Trigger Issuance would purchase at the Warrant Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock so issued or issuable in the Trigger Issuance. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalent subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms. Notwithstanding the foregoing, no Trigger Issuance shall be deemed to occur and no adjustment to the Warrant Price will be made under this subsection as a result of: (i) the issuance of the Securities pursuant to the Transaction Documents, (ii) the issuance of securities upon the exercise or conversion of any Common Stock Equivalents issued by the Company prior to the date hereof (but will apply to any amendments or modifications thereof) and any exchanges thereof, (iii) the grant of options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, restricted stock plan or stock purchase plan whether now existing or approved by the Company and its stockholders in the future (but not as to any amendments or other modifications to the number of Common Stock issuable thereunder, or the exercise price set forth therein, unless such amendments or other modifications are approved by the Company’s stockholders), (iv) the issuance of securities in connection with a bona fide acquisition of technology by the Company or any of its subsidiaries or in a bona fide business acquisition of or by the Company, whether by merger, sale of assets, sale or exchange of stock, license or otherwise that have been approved by the Board of Directors of the Company, (v) the issuance of securities in exchange for the cancellation of trade or other payables of the Company or any of its subsidiaries, (vi) the issuance of securities in connection with real property leases, bank credit arrangements or further transactions with whom or with which the Company has business relationships, provided that such issuances are for other than equity financing purposes and are approved by the Board of Directors of the Company, (vii) the issuance of securities as a result of an adjustment of the Warrant Price pursuant to this Section 3.4, or (viii) the actual issuance of Common Stock upon exercise, conversion or exchange of any Common Stock Equivalents to the extent that the deemed issuance has already resulted in an adjustment to the Warrant Price pursuant to this Section 3.4 unless as a result of a subsequent modification thereof which effects the price per share so offered.

(b) For purposes of Section 3.4(a), the following subsections (b)(l) to (b)(5) shall also be applicable:

(1) Issuance of Rights or Options. In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”) whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Warrant Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price. Except as otherwise provided in subsection 3.4(b)(3), no adjustment of the Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

(2) Issuance of Convertible Securities. In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price, provided that (a) except as otherwise provided in subsection 3.4(b)(3), no adjustment of the Warrant Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the Warrant Price shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Warrant Price have been made pursuant to the other provisions of subsection 3.4(b).

(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subsection 3.4(b)(l) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsection 3.4(b)(l), or the rate at which Convertible Securities referred to in subsection 3.4(b)(l) are convertible into or exchangeable for Common Stock shall change at any time, the Warrant Price in effect at the time of such event shall forthwith be readjusted to the Warrant Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the termination of any Option for which any adjustment was made pursuant to this subsection 3.4(b) or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this subsection 3.4(b) (including without limitation upon the redemption or purchase for consideration of such Convertible Securities by the Company), the Warrant Price then in effect hereunder shall forthwith be changed to the Warrant Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

(4) Stock Dividends. Subject to the provisions of this Section 3.4(b), in case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If Common Stock, Options or Convertible Securities shall be issued or sold by the Company and, in connection therewith, other Options or Convertible Securities (the “Additional Rights”) are issued, then the consideration received or deemed to be received by the Company shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes option pricing model or another method mutually agreed to by the Company and the Holder). The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Holders as to the fair market value of the Additional Rights. In the event that the Board of Directors of the Company and the Holders are unable to agree upon the fair market value of the Additional Rights, the Company and the Holders shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the Holder.

(6) No adjustment of the Warrant Price shall be made in an amount of less than 1% of the Warrant Price in effect at the time such adjustment is otherwise required to be made, but any such less adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment if in the aggregate they exceed 1% of such Warrant Price to the extent any Common Stock Equivalents expire or terminate without having been exercised, in connected or exchanged for Common Stock, then the Warrant Price shall be recomputed to reflect only the number of shares of Common Stock actually issued upon exercises, conversion or exchange of such Common Stock Equivalents.

4.	Ownership and Transfer.

4.1 Ownership of This Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 4.

4.2 Transfer and Replacement. This Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, to the Company in accordance with Section 5.1 hereof. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Holder shall be sufficient for all purposes of this Warrant, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder. Holder will not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws and except after providing evidence of such compliance reasonably satisfactory to the Company.

4.3 Limitation on Exercise. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This restriction may not be waived.

5.	Miscellaneous Provisions.

5.1 Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered or forwarded to the Holder at «Address», (or to Facsimile No.:«Fax»), or to such other address or number as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or forwarded to the Company at 3001 Redhill Ave., Costa Mesa, California 92626, Attention: Chief Financial Officer (Facsimile No.: (714) 444-8773, with a copy (other than the original Warrants deliverable in respect of Exercise Notices) to Dorsey & Whitney LLP, 38 Technology Drive, Irvine, California 92618, Attention: Ellen S. Bancroft, Esq. (Facsimile No.: (949)932-3601), or to such other address or number as shall have been furnished to Holder in writing by the Company.

5.2 All notices, requests and approvals required by this Warrant shall be in writing and shall be conclusively deemed to be given (a) when hand-delivered to the other party, (b) when delivered if sent by facsimile at the address and number set forth above; provided that any notice given by facsimile received after 5:00 p.m. (recipient’s time) or on a non-business day shall be deemed received on the next business day; (c) five (5) days after deposit in the United States mail, certified, return receipt requested, postage prepaid, and addressed to the party as set forth in Section 5.1 above; or (d) the next business day after deposit with an international overnight delivery service, postage prepaid, addressed to the party as set forth below with next business day delivery guaranteed; provided that the sending party receives confirmation of delivery from the delivery service provider.

5.3 No Rights as Stockholder; Limitation of Liability. This Warrant shall not entitle the Holder to any of the rights of a stockholder of the Company except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

5.4 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (except for matters governed by corporate law in the State of Delaware), without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of this Warrant and the transactions herein contemplated (“Proceedings”) (whether brought against a party hereto or its respective affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

5.5 Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets and/or securities. All of the obligations of the Company relating to the Shares issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant.

5.6 Waiver, Amendments and Headings. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (either generally or in a particular instance and either retroactively or prospectively). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

WARRANT TO PURCHASE COMMON STOCK

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this      day of June, 2004.

COMPANY:

IRVINE SENSORS CORPORATION

By

Print Name:

Title:

SCHEDULE A

FORM OF NOTICE OF EXERCISE

[To be signed only upon exercise of the Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO EXERCISE THE WITHIN WARRANT

The undersigned hereby elects to purchase              shares of Common Stock (the “Shares”) of Irvine Sensors Corporation, a Delaware corporation (the “Company”), under the Warrant to Purchase Common Stock dated             , 2004, which the undersigned is entitled to purchase pursuant to the terms of such Warrant, and [check one]:

Cash Exercise. The undersigned has delivered $            , the aggregate Warrant Price for              Shares purchased herewith, in full in cash or by certified or official bank check or wire transfer;

Net Exercise. In exchange for the issuance of              Shares, the undersigned hereby agrees to surrender the right to purchase              shares of Common Stock pursuant to the net exercise provisions set forth in Section 1.2 of the Warrant.

By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 4.3 of this Warrant to which this notice relates.

Please issue a certificate or certificates representing such shares of Common Stock in the name of the undersigned or in such other name as is specified below and in the denominations as is set forth below:

[Type Name of Holder as it should appear on the stock certificate]

[Requested Denominations – if no denomination is specified, a single certificate will be issued]
The initial address of such Holder to be entered on the books of the Company shall be:

The undersigned hereby represents and warrants that the undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended, and that the undersigned is acquiring such shares for his own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof, provided, that the undersigned makes no representations or warranties or covenants to hold such shares for any amount of time.

By:

Print Name:

Title:

Dated:

FORM OF ASSIGNMENT

(ENTIRE)

[To be signed only upon transfer of entire Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER TO TRANSFER THE WITHIN WARRANT

FOR VALUE RECEIVED                          hereby sells, assigns and transfers unto                          all rights of the undersigned under and pursuant to the within Warrant, and the undersigned does hereby irrevocably constitute and appoints                          Attorney to transfer the said Warrant on the books of Irvine Sensors Corporation, with full power of substitution.

[Type Name of Holder]

By:

Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond exactly to the name as written upon the face of the within Warrant, without alteration or enlargement or any change whatsoever.

FORM OF ASSIGNMENT

(PARTIAL)

[To be signed only upon partial transfer of Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO TRANSFER THE WITHIN WARRANT

FOR VALUE RECEIVED                              hereby sells, assigns and transfers unto                                  (i) the rights of the undersigned to purchase                          shares of Common Stock of Irvine Sensors Corporation, a Delaware corporation (the “Company”), under and pursuant to the within Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the within Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint                                  Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

[Type Name of Holder]

By:
Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond exactly to the name as written upon the face of the within Warrant, without alteration or enlargement or any change whatsoever.